
BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                          (In thousands except per share data)
                                                                   ------------------------------------------------------
                                                                      Three Months Ended               Six Months Ended
                                                                   ------------------------       -----------------------
Unaudited Condensed  Consolidated Statements of Earnings           6/30/1999      6/30/1998       6/30/1999     6/30/1998

Net sales                                                          $ 252,120      $ 266,127       $ 476,258     $ 502,058
Interest income                                                        1,745          2,471           3,269         4,913
Other income                                                             988          1,483           2,161         2,882
                                                                   ---------      ---------       ---------     ---------
                                                                     254,853        270,081         481,688       509,853

Cost of products sold                                                153,328        163,556         288,526       308,740
Engineering, selling, administrative and other expenses               70,994         77,204         143,055       153,797
Interest expense                                                       2,435          3,295           4,999         5,676
                                                                   ---------      ---------       ---------     ---------
                                                                     226,757        244,055         436,580       468,213
                                                                   ---------      ---------       ---------     ---------
Earnings before income taxes                                          28,096         26,026          45,108        41,640
Income taxes                                                          11,970         11,858          18,945        18,322
                                                                   ---------      ---------       ---------     ---------
Net earnings                                                       $  16,126      $  14,168       $  26,163     $  23,318
                                                                   =========      =========       =========     =========
Net earnings per share - Basic                                     $    0.74      $    0.62       $    1.20     $    1.02
Net earnings per share - Diluted                                   $    0.73      $    0.62       $    1.19     $    1.02
Cash dividends per share                                           $   0.285      $   0.275       $   0.570     $   0.550
Depreciation included in expense                                   $  10,498      $   8,470       $  20,146     $  19,370
Amortization included in expense                                   $   2,483      $   2,200       $   4,905     $   4,440
Average shares outstanding - Basic                                    21,873         22,784          21,890        22,784
Average shares outstanding - Diluted                                  21,941         22,907          21,964        22,903


BANDAG, INCORPORATED AND SUBSIDIARIES


                                                                                            (In thousands)
                                                                                          Six Months Ended

Unaudited  Condensed Consolidated Statements of Cash Flows                             6/30/1999          6/30/1998
--------------------------------------------------------------------------------------------------------------------

Operating Activities

  Net earnings                                                                         $  26,163          $  23,318

  Provision for depreciation and amortization                                             25,051             23,810

  Increase in operating assets and liabilities - net                                      13,992             (2,743)
                                                                                       ---------          ---------
    Net cash provided by operating activities                                             65,206             44,385

Investing Activities

  Additions to property, plant and equipment                                             (18,153)           (29,643)

  Purchases of investments                                                                (6,459)           (19,206)

  Maturities of investments                                                                7,238              3,513

  Payments for acquisitions of businesses                                                 (1,698)                 -
                                                                                       ---------          ---------

    Net cash used in investing activities                                                (19,072)           (45,336)
Financing Activities

  Proceeds from short-term notes payable                                                       -              2,576

  Proceeds from issuance of long-term debt

  Proceeds from long-term notes payable                                                       59                  -

  Principal payments on short-term notes payable and other long-term liabilities          (6,225)           (98,335)

  Cash dividends                                                                         (12,475)           (12,548)

  Purchases of Common Stock and Class A Common Stock                                      (1,196)              (405)
                                                                                       ---------          ---------
    Net cash used in financing activities                                                (19,837)          (108,712)

Effect of exchange rate changes on cash and cash equivalents                              (2,854)              (835)

    Increase (decrease) in cash and cash equivalents                                      23,443           (110,498)

Cash and cash equivalents at beginning of year                                            37,912            196,400
                                                                                       =========          =========
    Cash and cash equivalents at end of period                                         $  61,355          $  85,902
---------------------------------------------------------------------------------------=========----------=========

BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                                             (In thousands)
                                                                                     ------------------------------
                                                                                     June 30,              Dec. 31,
                                                                                     ------------------------------
Unaudited Condensed Consolidated Balance Sheets                                        1999                  1998
                                                                                     ------------------------------
ASSETS:
Cash and cash equivalents                                                            $ 61,355              $ 37,912

Investments                                                                             8,942                 9,721

Accounts receivable - net                                                             193,582               217,299

Inventories

  Finished products                                                                   102,923                96,889

  Materials & work-in-process                                                          17,729                14,845
                                                                                     --------              --------
                                                                                      120,652               111,734

Other current assets                                                                   61,851                62,458
  Total current assets                                                                446,382               439,124

Property, plant, and equipment                                                        491,522               503,745

  Less accumulated depreciation                                                      (289,506)             (290,699)
                                                                                     --------              --------
                                                                                      202,016               213,046

Other assets, net                                                                      96,619               103,559
                                                                                     --------              --------
  Total assets                                                                       $745,017              $755,729
                                                                                     ========              ========



LIABILITIES & STOCKHOLDERS' EQUITY:
Accounts payable                                                                     $ 29,485              $ 38,286

Income taxes payable                                                                   20,640                13,704

Accrued employee compensation and benefits                                             25,098                27,498

Accrued marketing expenses                                                             30,921                37,044

Other accrued expenses                                                                 48,727                46,880

Short-term notes payable and current portion of other obligations                       5,261                11,497
                                                                                     --------              --------
  Total current liabilities                                                           160,132               174,909

Long-term debt and other obligations                                                  109,675               109,757

Deferred income tax liabilities                                                         9,157                 3,766

Stockholders' equity:

  Common stock; $1 par value; authorized - 21,500,000 shares;

    Issued and outstanding - 9,085,232 shares in 1999; 9,083,797 in 1998                9,085                 9,084

  Class A Common stock; $1 par value; authorized - 50,000,000 shares;

    Issued and outstanding - 10,781,844 shares in 1999; 10,824,974 in 1998             10,782                10,825

  Class B Common stock; $1 par value; authorized - 8,500,000 shares;

    Issued and outstanding - 2,046,012 shares in 1999; 2,046,577 in 1998                2,046                 2,047

  Additional paid-in capital                                                            7,336                 7,287

  Retained earnings                                                                   464,822               452,274

  Equity adjustment from foreign currency translation                                 (28,018)              (14,220)
                                                                                     --------              --------
    Total equity                                                                      466,053               467,297
                                                                                     --------              --------
    Total liabilities & stockholders' equity                                         $745,017              $755,729
                                                                                     ========              ========